Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES

NOTE 10 – INCOME TAXES

Due to the Company’s net losses, there were no provisions for income taxes for the years ended December 31, 2024, and 2023. The difference between the income tax expense of zero shown in the statement of operations and pre-tax book net loss times the federal statutory rate of 21% is due to the change in the valuation allowance.

The benefit for income taxes differed from the amount computed using the US federal income tax rate of 21% for December 31, 2024, and 2023 were as follows

	2024	2023
Income tax (benefit)	$(1,162,508)	$(2,060,870)
Non-deductible	447,137	1,190,032
Change in valuation allowance	715,371	870,838
Income tax (benefit) per financial statements	$-	$-

Deferred income tax assets as of December 31, 2024, and 2023 were as follows:

	December 31, 2024	December 31, 2023
Deferred Tax Assets:
Net operating losses	$6,008,096	$5,292,725
Less valuation allowance	(6,008,096)	(5,292,725)
Total deferred tax assets	$-	$-

The Company has recorded a full allowance against its deferred tax assets as of December 31, 2024, and 2023 because management determined that it is not more-likely-than not that those assets will be realized. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of deferred assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

For federal income tax purposes, the Company has a net operating loss carry forward of approximately $29,793,509 at December 31, 2024, which expires commencing in 2037.